UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934

Check the appropriate box:
[x] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
    5(d)(2))
[ ] Definitive Information Statement

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                 (Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1) Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

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       2) Form, Schedule or Registration Statement No.

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       3) Filing Party:

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       4) Date Filed:
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                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                            585 WEST 500 SOUTH #180
                             BOUNTIFUL, UTAH 84010

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 AND
                         RULE 14C PROMULGATED THERETO

                          NOTICE OF CORPORATE ACTION
                        BY WRITTEN STOCKHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TO OUR STOCKHOLDERS:

    This Information Statement is being furnished to the stockholders of Left Right Marketing Technology, Inc., a Delaware corporation ("LRMK" or the "Company"), to advise them of the proposals described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware General Corporation Law (the "DGCL"). This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

    The Company's board of directors determined that the close of business on November 4, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

    1. The election of Jason F. Griffith as a member of the Board of Directors of the Company to serve for a term concluding at the next annual meeting of stockholders or until his successor is elected and qualified.

    2. The approval of the Agreement and Plan of Reorganization (the "Agreement"), set forth as Annex A to this Information Statement, by and between the Company and Strategic Gaming Investments, Inc., a Nevada corporation, and the share exchange between the two companies contemplated therein.

    3. The approval of an amendment to our articles of incorporation, set forth as Annex B to this Information Statement, changing the name of the Company to Strategic Gaming Investments, Inc.

    Under Section 222 of the DGCL, proposals by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the proposals at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the three proposals referred to herein. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

      As of the Record Date, there were 95,229 common shares outstanding. The common stock constitutes the outstanding class of voting securities of the Company. The foregoing outstanding share amount is fully diluted and has been used for purposes of the ownership percentage calculations. Each share of common stock entitles the holder thereof to one (1) vote on all matters submitted to stockholders.

      Stockholders holding shares representing 57,928 shares of common stock, or 60.83% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the three proposals.

      On November 4, 2005, the Board of Directors approved each of the three proposals referred to in this Information Statement. This Information Statement will first be mailed to stockholders on or about November 15, 2005 and is being furnished for informational purposes only.

      The executive offices of the Company are located at 585 West 500 South, #180, Bountiful, Utah 84010. The Company's telephone number is (801) 244-4405.

      The Company will pay all expenses associated with furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, the Company has made written requests of brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      The Board of Directors does not know of any matters, other than those described hereinabove, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.

            This Information Statement will serve as written notice to the Company's stockholders pursuant to Section 222 of the DGCL.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lawrence S. Schroeder
-------------------------
Lawrence S. Schroeder
Chief Executive Officer and President
585 West 500 South #180
Bountiful, Utah 84010


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 1.  GENERAL INFORMATION.


      This Information Statement is being furnished to the stockholders of the Company to advise them of the three proposals described herein, each of which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the DGCL. This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the DGCL.

      The Company's board of directors determined that the close of business on November 4, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the proposals authorizing:

      1. The election of Jason F. Griffith as a member of the Board of Directors of the Company to serve for a term concluding at the next annual meeting of stockholders or until his successor is elected and qualified.

      2. The approval of the Agreement and Plan of Reorganization (the "Agreement"), set forth as Annex A to this Information Statement, by and between the Company and Strategic Gaming Investments, Inc., a Nevada corporation, and the share exchange between the two companies contemplated therein.

      3. The approval of an amendment to our articles of incorporation, set forth as Annex B to this Information Statement, changing the name of the Company to Strategic Gaming Investments, Inc.

      Under Section 222 of the DGCL, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of common stock entitled to vote approved these proposals. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these proposals by written consent of the stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.

      As of the Record Date, there were 95,229 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The 95,229 shares of common stock are fully diluted and have been used for purposes of the ownership percentage calculations. Each share of common stock entitles the holder to one (1) vote on all matters submitted to stockholders.

      Stockholders holding 57,928 shares of common stock, or 60.83% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the proposals.

      On November 4, 2005, the Board of Directors approved each of the proposals and authorized the Company's officers to deliver the Information Statement once in definitive form. The Company estimates that the Information Statement will be sent to stockholders on or about November 15, 2005.

PROPOSALS

      Approval of the following proposals requires the consent of a majority of the issued and outstanding common stock of the Company. As of the Record Date, the Company has 95,229 shares of common stock issued and outstanding. The Company has no outstanding options, warrants or other securities convertible into shares of common stock. Thus, 95,229 shares have been utilized in calculating ownership percentage calculations.

        A majority of the issued and outstanding common stock of the Company consists of 47,615 shares. Stockholders holding a total of 57,928 shares of common stock, or 60.83% of our issued and outstanding common stock, have voted in favor of each of the three proposals via written consent.

      The three proposals requiring consent from a majority of the issued and outstanding common stock of the Company are as follows:


                                PROPOSAL ONE:

                             ELECTION OF DIRECTOR


      Our Board of Directors presently consists of two members, S. Matthew Schultz (Chairman) and Lawrence S. Schroeder. Jason F. Griffith has been nominated to serve as a Director until the earlier of (i) the next annual meeting of the Company's stockholders, (ii) a successor has been duly elected and qualified, or (iii) his or her earlier resignation, removal from office, death or incapacity.

      The following  is  a  brief description of the business background of Mr.
Griffith:

      Jason F. Griffith serves as Chief Financial Officer and a Director nominee of the Company. Mr. Griffith's experience includes having served as chief financial officer for two publicly traded companies along with extensive experience in public accounting, including serving as the managing partner of a certified public accounting firm in Henderson, Nevada since June 2002, as well as serving as the accounting manager for another certified public accounting firm in Henderson, Nevada from August 2001 to June 2002. Previously, Mr. Griffith worked for Arthur Andersen LLP in Memphis, Tennessee from December 1998 until July 2001. Mr. Griffith previously served as a partner in the certified public accounting firm, CFO Advantage, Inc., the Company's auditor of record for fiscal 2003. Mr. Griffith received a bachelor's degree in business and economics, and a master's degree in accounting, from Rhodes College. Mr. Griffith is a licensed certified public accountant in Nevada and Tennessee, is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, and a member of the Nevada and Tennessee State Society of CPA's. Currently, Mr. Griffith serves as a member of the board of directors for South Texas Oil Company.

      There were no material transactions between the Company and Mr. Griffith, a current officer and nominee for election as a director. Mr. Griffith is the beneficial and record owner of 750,000 shares of Strategic Gaming Investments, Inc. Following the completion of the transaction referred to in proposal two, Mr. Griffith will own 750,000 shares of common stock of the Company, representing 9.7% of the then issued and outstanding common stock of the Company.

      The Board of Directors of the Company has approved proposal one. Stockholders holding a majority of our issued and outstanding common stock have approved proposal one via written consent.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                 PROPOSAL TWO:

                      APPROVAL OF THE AGREEMENT AND PLAN
                     OF REORGANIZATION AND SHARE EXCHANGE
                    WITH STRATEGIC GAMING INVESTMENTS, INC.

      On November 4, 2004, Left Right Marketing Technology, Inc. entered into an Agreement and Plan of Reorganization (the "Agreement") with Strategic Gaming Investments, Inc., a Nevada corporation ("SGI"). The Agreement is attached hereto as Annex A. The Agreement has been (i) unanimously approved by the Company's Board of Directors, (ii) approved by a majority of the issued and outstanding common stock of the Company, (iii) unanimously approved by the Board of Directors of SGI, and (iv) SGI stockholders representing 100% of the issued and outstanding common stock of SGI. The following information is being provided for informational purposes only to the stockholders of the Company:

      SUMMARY OF THE TERMS OF THE AGREEMENT.

      SGI will exchange 100% of its issued and outstanding common stock in consideration for 7,650,000 shares of common stock of the Company. No cash consideration will be paid by SGI to the Company.

      CONTACT INFORMATION.

      Left Right Marketing Technology, Inc., S. Matthew Schultz, Chairman of the Board, 585 West 500 South, #180, Bountiful, UT 84010, (801) 244-4405.

      Strategic Gaming Investments, Inc., Jason F. Griffith, Secretary, 6330 McLeod Dr., Suite 7, Las Vegas, NV 89120, (702) 736-1852.

      BUSINESS CONDUCTED.

      For information regarding the Company's business, please see the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as well as the Company's Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, June 30 and September 30, 2005.

      SGI, through its wholly-owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation ("UPL"), is in the process of creating and operating a poker league (the "Poker League") that is proposed to be hosted at multiple restaurant locations throughout the United States, operated by a well known national restaurant chain which owns a major casino to open in 2006 in Las Vegas, Nevada, or another suitable third party. SGI intends to combine the rapidly growing popularity of poker ("Poker") with another recent phenomenon, reality television ("Reality Television"). The Poker League will be intended for amateur contestants that will compete to win a trip to Las Vegas, Nevada to participate in its championship finals. Finalists will ultimately be competing for a $1,000,000 grand prize. Throughout Poker League play, camera crews will be compiling footage for the purpose of creating a reality based television show surrounding the events of the Poker League's contest. This television show will be edited for a six episode series to potentially air on a major broadcast television channel. From beginning to end, viewers will get to know the contestants as they battle their way to the ultimate prize in Las Vegas.

      TERMS OF THE TRANSACTION.

      SGI will exchange 100% of its issued and outstanding common stock in consideration for 7,650,000 shares of common stock of the Company. No cash or other consideration will be paid by SGI to the Company or its stockholders in connection with the Agreement.

      The Company believes that the transaction with SGI satisfies its primary objective of providing stockholders with a long-term value opportunity.

      The Board of Directors of the Company has unanimously approved the Agreement, and stockholders holding a majority of the outstanding common stock of the Company have approved the Agreement. A vote on the transaction between the Company and SGI will not occur. Further, the Company is not soliciting proxies from its stockholders and requests that its stockholders do not send a proxy.

      The transaction between the Company and SGI will be accounted for as a recapitalization. Since SGI is only operating company in the exchange and the stockholders of SGI will receive a substantial majority of the voting securities of the combined companies, the transaction exchange will be accounted for as a "reverse acquisition" and, effectively, as a recapitalization, in which SGI will be treated as the accounting acquirer (and the legal acquiree), and the Company will be treated as the accounting acquiree (and the legal acquirer).

      For Federal income tax purposes, the Agreement is intended to constitute as a "plan of reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      REGULATORY APPROVALS.

      The transaction between the Company and SGI is subject to applicable laws and regulations at both the Federal and state level. Regulatory approval from a specific Federal or state authority is not, however, required in connection with the transaction.

      REPORTS, OPINIONS, APPRAISALS.

      Not applicable.

      PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

      Not applicable.

      SELECTED FINANCIAL DATA.

      The information required for the Company includes the annual report on Form 10-KSB for the fiscal year ended December 31, 2004. The Company's Form 10-KSB for fiscal year 2004 was filed with the Securities and Exchange Commission on May 6, 2005 and is incorporated herein by this reference in its entirety.

      The information required for SGI includes the audit of SGI's financial statements for the period from inception through September 30, 2005, as well as the audit of the financial statements of its wholly-owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation, through September 30, 2005. The audited financial statements of SGI and UPL are attached hereto as Annex C.

      PRO FORMA SELECTED FINANCIAL DATA.

      SGI was formed in the State of Nevada on September 27, 2005. The information required consists of the pro forma condensed combined selected financial data of SGI and UPL for the nine months ended September 30, 2005 and is attached hereto as Annex D.
      PRO FORMA INFORMATION.

      The pro forma information required consists of the pro forma condensed combined financial statements of the Company for the nine months ended September 30, 2005 and is attached hereto as Annex E.

      INFORMATION ABOUT THE PARTIES TO THE AGREEMENT.

      The information required of the Company is included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and is incorporated herein by this reference in its entirety.

      SGI is not subject to the reporting requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended. SGI's common stock is not listed on any exchange and has no stated market value. No dividends have been paid since its inception. The audited financial statements of SGI, and its wholly owned subsidiary UPL, for the period from inception through September 30, 2005, are attached hereto as Annex C.

      THE FOLLOWING INFORMATION IS BEING PROVIDED FOR INFORMATIONAL PURPOSES ONLY REGARDING STRATEGIC GAMING INVESTMENTS, INC. UNDER DELAWARE LAW, STOCKHOLDER APPROVAL OF THE AGREEMENT, AND TRANSACTIONS ASSOCIATED THEREWITH, ARE NOT REQUIRED. STOCKHOLDERS ARE ENCOURAGED TO READ THIS INFORMATION IN ITS ENTIRETY FOR A GREATER UNDERSTANDING OF THE PURCHASE OF STRATEGIC GAMING INVESTMENTS, INC. BY THE COMPANY.

      FORWARD LOOKING STATEMENTS

      SOME OF THE STATEMENTS SET FORTH BELOW ARE NOT HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WHICH CAN BE IDENTIFIED BY THE USE OF TERMINOLOGY SUCH AS "ESTIMATES," "PROJECTS," "PLANS," "BELIEVES," "EXPECTS," "ANTICIPATES," "INTENDS," OR THE NEGATIVE OR OTHER VARIATIONS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. WE URGE YOU TO BE CAUTIOUS OF THE
FORWARD-LOOKING STATEMENTS, AND THAT SUCH STATEMENTS REFLECT THE CURRENT BELIEFS OF MANAGEMENT OF SGI WITH RESPECT TO FUTURE EVENTS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS AFFECTING ITS OPERATIONS, MARKET GROWTH, SERVICES, PRODUCTS AND LICENSES. NO ASSURANCES CAN BE GIVEN REGARDING THE ACHIEVEMENT OF FUTURE RESULTS, AS ACTUAL RESULTS MAY DIFFER MATERIALLY AS A RESULT OF THE RISKS FACED BY SGI, AND ACTUAL EVENTS MAY DIFFER FROM THE ASSUMPTIONS UNDERLYING THE STATEMENTS THAT HAVE BEEN MADE REGARDING ANTICIPATED EVENTS.

      ALL WRITTEN FORWARD-LOOKING STATEMENTS MADE BELOW ARE ATTRIBUTABLE TO SGI AND ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THESE CAUTIONARY STATEMENTS. GIVEN THE UNCERTAINTIES THAT SURROUND SUCH STATEMENTS, YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS.

      THE SAFE HARBORS OF FORWARD-LOOKING STATEMENTS PROVIDED BY THE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "REFORM ACT") ARE UNAVAILABLE TO ISSUERS NOT SUBJECT TO THE REPORTING REQUIREMENTS SET FORTH UNDER SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. AS SGI HAS NOT REGISTERED ITS SECURITIES PURSUANT TO SECTION 12 OF THE EXCHANGE ACT, SUCH SAFE HARBORS SET FORTH UNDER THE REFORM ACT ARE UNAVAILABLE TO SGI.

      The following information relating to SGI is provided to the stockholders of the Company for informational purposes only:

      Strategic Gaming Investments, Inc. is a Nevada corporation incorporated on September 27, 2005. SGI, through its wholly-owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation ("UPL"), is in the process of creating and operating a Poker League that is proposed to be hosted at multiple restaurant locations throughout the United States, operated by a well known national restaurant chain which owns a major casino to open in 2006 in Las Vegas, Nevada, or another suitable third party. SGI intends to combine the rapidly growing popularity of Poker with another recent phenomenon, Reality Television. The Poker League will be intended for amateur contestants that will compete to win a trip to Las Vegas, Nevada to participate in its championship finals. Finalists will ultimately be competing for a $1,000,000 grand prize. Throughout Poker League play, camera crews will be compiling footage for the purpose of creating a reality based television show surrounding the events of the Poker League's contest. This television show will be edited for a six episode series to potentially air on a major broadcast television channel. From beginning to end, viewers will get to know the contestants as they battle their way to the ultimate prize in Las Vegas.

      In addition to SGI's core business of the Poker League, SGI intends to develop The Ultimate Poker League brand for marketing clothing and other logo merchandise. SGI anticipates using the success of The Ultimate Poker League to potentially launch its own poker gaming magazine, offering industry based articles and information.

      BACKGROUND OF THE INDUSTRY

      Poker Leagues

      Poker has become extremely popular in recent years. Millions of people are playing poker at family gatherings, church functions and on college campuses. Television has fueled the rapid growth of poker over the recent years. According to Shawn Riley and Kurt McPhail of the Amateur Poker League, their league grows at an impressive rate of 1,500 members a week.

      Reality TV

      Currently, poker tournaments are being aired on several major networks. Specifically, ESPN airs the World Series of Poker, The Travel Channel airs the World Poker Tour and Bravo airs Celebrity Poker. Fox Sport and Game Show Network have also created their own poker programming. The World Poker Tour is currently the Travel Channels' highest rated show. In addition, television shows such as Survivor, Big Brother and The Amazing Race air on the three largest broadcast networks in the United States (ABC, CBS and NBC), and are slotted for prime viewing time because they attract such a large audience. The interest in the United States in reality based television concepts has been unwavering and growing. To our knowledge, there has yet to be programming combining the concept of reality based television surrounding real live poker contest play.

      Internet

      According to Christiansen Capital Advisors Online, poker rooms took in $1.3 billion in revenues last year, a number that is forecasted to grow to $5.8 billion by 2008, or 28 percent of all Internet gambling revenues. More than
1.78 million players bet money in online poker rooms during January 2005 alone, according to the research service PokerPulse. It is anticipated that poker revenue will exceed $2.0 billion, and attract over one million players a month, in 2005. Currently, United States citizens play poker at 266 poker websites, up from 53 poker websites as of June 2003, according to gaming site CasinoCity.com.

      Print Media

      Bluff, billing itself as a "poker lifestyle" magazine, launched last fall with a circulation of 90,000. The publisher has stated that this figure has since more than tripled since the initial publication. According to Eric Morris, publisher of Bluff, his magazine is garnering advertising dollars not only from makers of poker paraphernalia, online gambling operators, Harrah's and MGM Mirage, among others, but also mainstream non poker companies including Oakley, Disney's, ESPN and Activision Inc.


      PRODUCTS AND SERVICES

      SGI's target industry will be primarily focused on The Ultimate Poker League contest and the reality television series documenting the contest. SGI also proposed to branch into retail for logo merchandise and print media for its own poker gaming magazine.

      The Ultimate Poker League Contest

      Initially, the contests will be held in up to nine major cities, including San Francisco, Sacramento, Salt Lake City, Las Vegas, Phoenix, Los Angeles, San Diego, Dallas, and Houston. Equipment will be provided by SGI and sponsors of the contest. All league play will be held at locally participating restaurants of our proposed partner, or other suitable locations of an alternative partner. Contests will consist of teams comprised of four members each. Each team will pay an entry fee of $2,000. After five weeks of consecutive play, a winning team from each city will meet in Las Vegas to compete for the $1,000,000 grand prize.

      The Ultimate Poker League Reality TV Show

      SGI plans to create a reality television show based on the events surrounding the league contest. From the first round to the championship round in Las Vegas, camera crews will follow the contest participants, thereby allowing viewers to see the action behind the scenes of a national poker contest.

      Retail Logo Merchandise

      SGI plans to offer the following logo merchandise to consumers: hats, shirts, clothing apparel, tables, playing cards, chips, books, DVD's, video games, downloads, and more. SGI plans to make the merchandise available through its website, www.theultimatepokerleague.com, at participating retail outlets, and onsite at the contest locations.

      The Ultimate Poker League Magazine

      SGI is currently in the research and development stage of creating its own poker gaming magazine. Initial intentions are to offer industry insight through articles on varied topics from poker tips to in-depth interviews with the nation's top poker players.

      DISTRIBUTION

      SGI plans to display advertisements at participating restaurants of our proposed national restaurant chain partner, or other suitable partner, as well as promotional displays at retail outlets (grocery stores, convenience stores, etc.). SGI also plans to advertise in industry publications and through the use of online banner ads. Through the use of national advertising campaigns and a partnership with a nationwide facilitator, SGI believes that it will be able to solicit interest in cities throughout the country for The Ultimate Poker League.

      WEBSITE

      SGI is currently finalizing its website at www.theultimatepokerleague.com to inform the public about its services and proposed products. Once SGI develops a database of members, SGI intends to prepare an email address list and disseminate current information directly to those members via email and fax broadcast.

      COMPETITION

      SGI's primary competitors consist of local card rooms and clubs, poker leagues and online poker rooms. SGI believes its top competitors include The World Poker Tour, The World Series of Poker and the Amateur Poker League, among others.

      SGI believes that it can successfully compete in the industry because of the unique format of its business. SGI is combining an organized, multi-week, Poker League with the current popularity of behind the scenes Reality Television to create a unique property. SGI views itself as an anomaly in the gaming sector because it offers a "contest". SGI's management team plans to secure key contacts in the gaming and entertainment industries as well as strong relationships with facilities providers.

      SGI believes the primary factors for its success will be building and maintaining strategic alliances with its facilities providers, maintaining consistent games that it can duplicate on a national basis, and providing prizes that exceed the expectations of contest players.

      GOVERNMENT REGULATION, LICENSING AND TAXATION

      Management of SGI does not believe there are existing, or probable, government regulations that could impact its business. For example, the Texas Attorney General released a statement in 2005 stating that amateur poker contests do not violate the state's anti-gambling laws, if no cash is involved. SGI intends to monitor any changes in these laws and reevaluate its position, if necessary.

      PATENTS AND TRADEMARKS

      SGI currently has no registered patents or trademarks. SGI has, however, submitted an application to register The Ultimate Poker League trademark with the United States Patent & Trademark Office. Since SGI has no existing patent or trademark rights, unauthorized persons may attempt to copy aspects of its business, including its website designs, product information and sources, sales techniques, or to obtain and use information that it regards as proprietary, such as the technology used to operate its website and web content. Any encroachment upon SGI's proprietary information, including the unauthorized use of its name, the use of a similar name by a competing company or a lawsuit initiated against it for infringement upon another company's proprietary information or improper use of their trademark, may affect its ability to create brand name recognition, cause customer confusion or have a detrimental effect on its business. Litigation or proceedings may be necessary in the future to enforce SGI's intellectual property rights, to protect its trade secrets and domain name and/or to determine the validity and scope of the proprietary rights of others. Any such litigation or adverse proceeding could result in substantial costs and diversion of resources and could seriously harm SGI's business operations and results of operations.

      EMPLOYEES

      SGI does not have any employees at this time, other than the three (3) officers and directors of the Company, and four (4) officers and directors of its wholly owned subsidiary, The Ultimate Poker League, Inc. Each officer and director of SGI and UPL devotes their time as needed to the business. SGI management believes that its operations are currently on a small scale that is manageable by these individuals, but SGI anticipates using contract labor as operations grow and additional labor is warranted.

      PLAN OF OPERATION AND MILESTONES

      SGI anticipates that it will need to achieve each of the milestones outlined below within the next twelve months. There can be no assurance that achievement of this eight (8) step plan will result in SGI becoming fully operational and profitable:


      1. PROCURE ADEQUATE FUNDING FOR OPERATIONS AND THE $1,000,000 GRAND PRIZE. Since the Poker League is a new venture, SGI's primary objective is to secure adequate funding to fully implement its business strategies.

      2. ENTER INTO A DEFINITIVE AGREEMENT WITH A FACILITIES PROVIDER WITH MULTIPLE LOCATIONS THROUGHOUT THE UNITED STATES. SGI is in negotiations with a well known national restaurant chain that will open a major casino in Las Vegas in 2006. A definitive agreement with this entity, or another suitable partner, will require specific financial performance from SGI in exchange for the marketing rights to their brand. In this regard, SGI will be required to post a $1,000,000 bond at the casino cage of our proposed partner. It is envisioned that the $1,000,000 grand prize will be photographed with dealers and Poker League players in connection with promotional materials regarding The Ultimate Poker League.

      3. CREATE A SUBSTANTIAL MEMBER BASE. SGI plans to display advertisements at participating restaurant locations of our proposed partner as well as at retail outlets (grocery stores, convenience stores, etc.) in cities in which the Poker League is offered. SGI also plans to advertise in industry publications and through the use of online banner ads. SGI believes that this will provide it with substantial initial exposure.

      4. ENTER INTO A DEFINITIVE AGREEMENT WITH A MAJOR BROADCAST CHANNEL TO AIR THE ULTIMATE POKER LEAGUE REALITY TELEVISION SERIES. SGI is in negotiations with a widely recognized major broadcast company to produce and air The Ultimate Poker League reality television series. As with SGI's proposed facilities sponsoring partner referred to above, this broadcast company will require sufficient funding to support the $1,000,000 grand prize.

      5. BEGIN NEGOTIATIONS WITH ADVERTISING PARTNERS. SGI intends to advertise in several industry-wide publications, such as Card Player, Poker Player, Pop Pair and Bluff magazines. Additionally, SGI will include online advertising on strategic gaming sites, including Poker Lifestyle, as well as links and banner advertisements on other participating sponsors' web sites. These links and banner advertisements should drive traffic to The Ultimate Poker League website, soliciting additional entries on a national level.

      6. SECURE CONTRACT LABOR FOR FILMING. Key management of UPL has worked in the film and television production industry for over twenty-five years and has significant working knowledge of, and contacts in, the television industry. This expertise, combined with an extensive network of industry contacts, will assist SGI significantly in securing capable film crews in multiple locations.

      7. DEVELOP THE ULTIMATE POKER LEAGUE BRAND CLOTHING AND OTHER LOGO MERCHANDISE. SGI plans to market apparel and industry specific merchandise, including hats, shirts, clothing apparel, tables, playing cards, chips, books, DVD's, video games, and downloads. The development of logo merchandise will be determined by the success of the contest and its reality television show.

      8. EXPAND CONTESTS INTO OTHER CITIES: Through the use of national advertising campaigns and partnership with a nationwide facilitator, SGI believes it will be able to solicit interest in cities throughout the United States. SGI plans to create a uniform contest that can be easily duplicated in many locations. League supervisors, all of which will be licensed with the Nevada Gaming Control Board, will oversee all out of state league play to ensure that its specific league rules and guidelines are strictly followed.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION.

      DESCRIPTION OF BUSINESS AND HISTORY. Strategic Gaming Investments, Inc., a Nevada corporation, was incorporated in the State of Nevada on September 27, 2005. SGI has one wholly owned subsidiary, The Ultimate Poker League, Inc. SGI intends to create a national poker contest for amateur contestants to compete for a grand prize. Since its inception on September 27, 2005, SGI's operations have been limited to general administrative operations. Accordingly, SGI is considered a development stage company in accordance with Statement of Financial Accounting Standards No. 7.

      MANAGEMENT OF SGI. SGI filed its articles of incorporation with the Nevada Secretary of State on September 27, 2005, indicating Jason F. Griffith as the incorporator. SGI filed its initial list of officers and directors with the Nevada Secretary of State on September 27, 2005 stating as follows:
Lawrence S. Schroeder, President and a Director; Jason F. Griffith, Secretary, Treasurer and a Director, S. Matthew Schultz, Director.

      GOING CONCERN. SGI incurred net losses of $460 for the period from inception on September 27, 2005 through September 30, 2005. SGI is in the development stage which raises substantial doubt about its ability to continue as a going concern. The ability of SGI to continue as a going concern is dependent on additional sources of capital and the success of SGI's business plan. The audited financial statements of SGI, and its wholly owned subsidiary, The Ultimate Poker League, Inc., a Nevada corporation, are attached hereto as Annex C and do not include any adjustments that might be necessary if SGI is unable to continue as a going concern.

      FISCAL YEAR END.  The fiscal year end of SGI is December 31.

      USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      INCOME TAXES. SGI accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date.

      SGI management believes that it will have a net operating loss carryover to be used for future years. Such losses may not be fully deductible due to the significant amounts of non-cash service costs. SGI has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

      NET LOSS PER COMMON SHARE. SGI computes net loss per share in accordance with SFAS No. 128, Earnings per Share (SFAS 128) and SEC Staff Accounting Bulletin No. 98 (SAB 98). Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents; however, potential common shares are excluded if their effect is antidilutive.

      CONCENTRATION OF RISK. A significant amount of the SGI assets and resources are dependent on the financial support of its stockholders. Should the SGI stockholders determine to no longer finance the operations of SGI, it may be unlikely for SGI to continue.

      REVENUE RECOGNITION. SGI has no revenues to date from its operations. Once revenues are generated, management will establish a revenue recognition policy.

      ADVERTISING COSTS. SGI recognizes advertising expenses in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, SGI expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communicating advertisements in the period in which the advertising space or airtime is used. SGI has recorded no advertising costs for the period from inception, through September 30, 2005.

      LITIGATION. SGI is not aware of, nor is it involved in any, pending or threatened legal proceedings.

      PROPERTY AND EQUIPMENT.   As  of September 30, 2005, SGI does not own any
property or equipment.

      ISSUANCES OF SGI COMMON STOCK. The Company's authorized capital stock consists of 100,000 shares of common stock, $0.001 par value. As of September 30, 2005, the date of the most recent audit of the financial statements of SGI, SGI had 71,500 shares of common stock. As referred to below, SGI issued the sum of 5,000 shares of common stock on October 21, 2005 in connection with its transaction with The Ultimate Poker League, Inc., a Nevada corporation. On September 27, 2005, the Company issued the following shares: (i) 34,000 shares of common stock were issued to Lawrence S. Schroeder as founder's stock; (ii) 30,000 shares of common stock were issued to S. Matthew Schultz as founder's stock; and (iii) 7,500 shares of common stock were issued to Jason F. Griffith as founder's stock. Each of the foregoing issuances was made in reliance upon the exemption from securities registration provided by Section 4(2) of the Securities Act of 1933, as amended.

      On October 21, 2005, SGI and The Ultimate Poker League, Inc., a Nevada corporation ("UPL") entered into an Agreement and Plan of Reorganization ("SGI/UPL Merger"), whereby SGI acquired 100% of the issued and outstanding capital stock of UPL in consideration for the issuance of 5,000 shares of common stock of SGI. Following the close of the SGI/UPL Merger, UPL continues in existence as a wholly owned subsidiary of SGI. The SGI/UPL Merger was structured as a tax-free reorganization under Section 368 of the Internal Revenue Code, as amended. The SGI/UPL Merger was made in reliance upon the exemptions from securities registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

      STOCKHOLDER LOANS. As of September 30, 2005, SGI had no outstanding loans from stockholders.

      RELATED  PARTY  TRANSACTIONS.   As  of  September  30, 2005, there are no
related party transactions between SGI and its officers, directors and five percent (5%) stockholders.

      STOCK OPTIONS. As of September 30, 2005, and as of the date of this Information Statement, there are no outstanding options to purchase common stock of SGI.



      On November 4, 2005, our Board of Director's approved the Agreement and Plan of Reorganization, attached hereto as Annex A, by and between the Company and SGI. The terms of the Agreement provide that the Company acquire 100% of the issued and outstanding capital stock of SGI in consideration for the issuance of 7,650,000 shares of common stock of the Company to the stockholders of SGI. Upon the close of the merger, SGI and UPL will become wholly owned subsidiaries of the Company.

      The Board of Directors of the Company has approved proposal two. Stockholders holding a majority of the Company's issued and outstanding common stock have approved proposal two via written consent.


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                PROPOSAL THREE:

                     AMENDMENT TO OUR AMENDED ARTICLES OF
                   INCORPORATION TO CHANGE THE COMPANY NAME
                     TO STRATEGIC GAMING INVESTMENTS, INC.


      The name change is being undertaken in conjunction with the transaction between the Company and Strategic Gaming Investments, Inc. detailed in proposal two above. The name change will become effective upon the filing of the amendment to our Amended Articles of Incorporation with the Delaware Department of State, Division of Corporations. The amendment to our articles of incorporation is attached hereto as Annex B.

      The Board of Directors of the Company has approved proposal three. Stockholders holding a majority of the Company's issued and outstanding common stock have approved proposal three via written consent.


                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

      The Company's Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of the Company and for which notice is to be given to the stockholders.

      The Company has received the vote of a majority of its stockholders regarding the three proposals referred to herein, thereby satisfying the requirements of the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws for stockholder approval of the proposals taken above. Given the foregoing, the Company is not holding a special meeting of its stockholders with respect to the three proposals herein, and is not asking its stockholders for a proxy or consent.

ITEM 2.  REVOCABILITY OF PROXY.

      The three proposals set forth herein have been approved via written consent by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly, we are not asking stockholders for a proxy and we request that stockholders do not send a proxy to us.

ITEM 3. DISSENTERS' RIGHTS OF APPRAISAL.

        Under the DGCL, given that the Company has more than 2,000 outstanding stockholders and the holders of a majority of our outstanding capital stock have approved the three (3) proposals via written consent, the Company is not required to provide dissenting stockholders with a right of appraisal, and the Company will not provide stockholders with such a right.

ITEM 4.  PERSONS MAKING THE SOLICITATION.

      This Information Statement is being furnished by the Company to its stockholders in conformity with the Securities Exchange Act of 1934, as amended, as well as the DGCL. The Company will bear all costs and expenses relating to the mailing of the Information Statement, and the Annexes thereto, to its stockholders.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

      The Company's Board of Directors, and a majority of its outstanding common stockholders, have approved proposal number two relating to the transaction by and between the Company and SGI. The officers and directors of SGI are as follows: Larry S. Schroeder, President and a Director; S. Matthew Schultz, Chairman of the Board of Directors; and Jason F. Griffith, Chief Financial Officer, Secretary and a Director. Messrs, Schroeder, Schultz and Griffith serve in the same officer and director capacities for the Company. In addition, Messrs. Schroeder, Schultz and Griffith hold, collectively, 7,150,000 of the 7,650,000 issued and outstanding shares of common stock of SGI, or 93.5%. Further, Mr. Schultz holds 57,928 shares of common stock of the Company, comprising 60.83% of the issued and outstanding common stock of the Company. Based upon Mr. Schultz's majority ownership in the Company's issued and outstanding common stock, Mr. Schultz's consent is sufficient to approve each of the three proposals referred to herein.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.

      As of the Record Date, there were 95,299 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. The foregoing share amount is fully-diluted (there are no outstanding options, warrants or other securities convertible into common stock of the Company) and has been used for purposes of the ownership percentage calculations below. Each share of common stock entitles the holder to one (1) vote on all matters submitted to stockholders.

      The following table sets forth the issued and outstanding common stock, as of November 4, 2005, with respect to the following parties: (i) each person known to the Company to be the beneficial owner of more that five percent (5%) of the Company's issued and outstanding common stock; (ii) each officer and director of the Company; and (iii) all executive officers and directors as a group. The following beneficial ownership information has been furnished to the Company by each of the parties named below:



										      OPTIONS OR OTHER
NAME OF		               POSITION                     NUMBER OF SHARES      SECURITIES EXERCISABLE	PERCENTAGE
BENEFICIAL OWNER                                          BENEFICIALLY OWNED (1)       WITHIN 60 DAYS            OF CLASS
---------------------	---------------------------	  ----------------------  ----------------------	----------

S. Matthew Schultz	Chairman of the Board;                   57,928                       0			  60.83%
			Chief OperatingOfficer
---------------------	---------------------------	  ----------------------  ----------------------	----------

Lawrence S. Schroeder	President; Chief Executive;                   0                       0			   0.00%
			Officer; Director
---------------------	---------------------------	  ----------------------  ----------------------	----------

Jason F. Griffith	Chief Financial Officer;                      0                       0			   0.00%
			Secretary; Director Nominee
---------------------	---------------------------	  ----------------------  ----------------------	----------

EXECUTIVE OFFICERS
AND DIRECTORS                                                    57,928                       0			  60.83%
(AS A GROUP)
---------------------	---------------------------	  ----------------------  ----------------------	----------

_________________
   (1) Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. None of the persons named above hold options, warrants or other securities exercisable, or convertible, into shares of common stock of the Company. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than five percent (5%) of the Company's issued and outstanding common stock is c/o Left Right
        Marketing Technology, Inc., 585 West 500 South #180, Bountiful, Utah 84010.



      ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS.

      The directors and officers of the Company are identical to the directors and officers of SGI.

      The following sets forth the requisite information with respect to the executive officers and directors of the Company:

NAME                        AGE         POSITION			             DATES SERVED
---------------------	    ---		-----------------------------------------    -----------------
S. Matthew Schultz           35 	Chairman of the Board of Directors and       February 16, 2005
                                        Chief Operating Officer

Lawrence S. Schroeder        58 	President, Chief Executive Officer, and a    February 16, 2005
                                        Director

Jason F. Griffith                       Chief Financial Officer, Secretary and a     Nominee
                             29   	Director Nominee

 _________________

The following is biographical information for each of the directors and officers listed above:

OFFICERS AND DIRECTORS - COMPANY

S. MATTHEW SCHULTZ serves as Chief Operating Officer and Chairman of the Board of Directors of the Company. Since April 2003, Mr. Schultz has served as President of Wexford Capital Ventures, Inc., a Utah based strategic financial consulting firm. Mr. Schultz has been instrumental in creating successful investor awareness campaigns for numerous publicly traded companies, and has assisted in private placement offerings, both domestically and internationally. From 1999 to 2003, Mr. Schultz was the Chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. Mr. Schultz also served as the vice-president of the Utah Consumer Lending Association from 1998 through 1999.

LAWRENCE S. SCHROEDER serves as President, Chief Executive Officer and a Director of the Company. Since 1992, Mr. Schroeder has served as a private consultant to the hospitality and other industries. Mr. Schroeder's clients have included the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director of Responsive Marketing & Communications, an official marketing agency of record for the 1996 Olympic Games. Mr. Schroeder is also Chairman and Chief Executive Officer of New World Entertainment, a joint venture partner and strategic marketing agent for Allied Domecq Spirits and Wine, acting as merchandiser for portfolio brands to stadiums, casinos and other public facilities domestically. Mr. Schroeder received a bachelors of science in business administration from Huron College.

JASON F. GRIFFITH serves as Chief Financial Officer, Secretary and a Director Nominee of the Company. Mr. Griffith's experience includes having served as chief financial officer for two publicly traded companies. Mr. Griffith has extensive experience in public accounting, including serving as the managing partner of a certified public accounting firm in Henderson, Nevada since June 2002, as well as serving as the accounting manager for another certified public accounting firm in Henderson, Nevada from August 2001 through June 2002. Previously, Mr. Griffith worked for Arthur Andersen LLP in Memphis, Tennessee from December 1998 until moving to Las Vegas in July 2001. Mr. Griffith previously served as a partner in the certified public accounting firm, CFO Advantage, Inc., the Company's auditor of record for fiscal 2003. Mr. Griffith received a bachelor's in business and economics, and a master's degree in accounting, from Rhodes College. Mr. Griffith is a licensed certified public accountant in Nevada and Tennessee, is a member of the American Institute of Certified Public Accountants, The Association of Certified Fraud Examiners, The Institute of Management Accountants, and a member of the Nevada and Tennessee State Society of CPA's. Currently, Mr. Griffith serves as a member of the board of directors for South Texas Oil Company.

      AUDIT COMMITTEE AND FINANCIAL EXPERT

      Our Audit Committee consists of S. Matthew Schultz (Chairman) and Lawrence S. Schroeder. At this time, we do not have a majority of independent parties serving on our Audit Committee, but we will endeavor to do so in the future. The Audit Committee undertakes the following: recommends the independent certified public accounting firm to audit the Company's annual financial statements and review the quarterly financial statements; reviews the independence of the Company's certified public accounting firm; reviews the independent certified public accounting firm's audit report relating to the Company's annual financial statements and the review of the Company's quarterly financial statements; reviews management's administration of the system of internal accounting controls; at least annually, meets with the Company's in-house counsel to discuss legal matters that may have a material impact on the Company's financial statements; and at least annually, meets with appropriate management to review tax matters affecting the Company, among other items. The Company has a written audit committee charter which is attached hereto as Annex
F. The Audit Committee was formed on November 1, 2005 and has had one meeting to date attended by all members thereof.

      The Company's financial expert is Jason F. Griffith. Mr. Griffith is fully qualified to serve in this capacity.

      COMPENSATION COMMITTEE

      The Company's compensation committee is currently comprised of Messrs. Schultz and Schroeder. At this time, we do not have a majority of independent members serving on our Compensation Committee, but will endeavor to do so in the future. In general, the compensation committee's authority and oversight extends to total compensation, including base salaries, bonuses, stock options, and other forms of compensation for the Company's officers, directors and key employees. More specifically, the compensation committee has the responsibility to:

      -	recommend executive compensation policy to our board
      -	determine compensation of our senior executives
      -	determine the performance criteria and bonuses to be granted
      -	administer and approve stock option grants

      In recommending executive compensation, the compensation committee has the responsibility to ensure that the compensation program for executives of the Company is effective in attracting and retaining key officers, links pay to business strategy and performance, and is administered in a fair and equitable fashion in the stockholder's interest.

      NOMINATING COMMITTEE

       We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors, perform some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company with limited operations and resources.

      DISCLOSURE COMMITTEE AND CHARTER

      There is currently no Disclosure Committee or Disclosure Committee Charter. At a future date, we will implement a Disclosure Committee and a Disclosure Committee Charter.

      PROCESS  FOR  SECURITY  HOLDERS  TO  SEND  INFORMATION  TO  THE  BOARD OF
DIRECTORS

      Security holders can send information to the Board of Directors, generally, or to any specific member of the Board of Directors, by mailing such information to 585 West 500 South, #180, Bountiful, Utah 84010.

      ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

      The following tables set forth certain summary information concerning all plan and non-plan compensation awarded to, earned by, or paid to the named executive officers and directors, by any person, for all services rendered in all capacities to the Company, in the past two fiscal years:


NAME OF EXECUTIVE OFFICER                                                                 BONUS AND OTHER    SECURITIES UNDERLYING
    AND/OR DIRECTOR	       POSITION OF INDIVIDUAL                      ANNUAL SALARY   COMPENSATION         STOCK OPTIONS
-------------------------      --------------------------------------	   -------------  ---------------    ---------------------

S. Matthew Schultz             Vice President and Chairman                  	0                0                     0

Lawrence S. Schroeder          Chief Executive Officer, President and       	0                0                     0
                               a Director

Jason F. Griffith              Chief Financial Officer and a Director       	0                0                     0
                               Nominee

      EMPLOYMENT AGREEMENTS

      There are currently no employment agreements with any officers of the Company.

      CONSULTANT AND EMPLOYEE STOCK COMPENSATION PLAN

      The Company filed a registration statement on Form S-8 with the SEC on January 23, 2004 to register 782,000 shares of common stock under its 2004 Consultant and Employee Stock Compensation Plan (the "Plan"). Thereafter, on April 22, 2004, the Company filed an amendment to the Plan (the "Amended Plan") to register an additional 4,100,000 shares of common stock with the SEC, for a total of 4,882,000 shares. As a result of our 1:1000 reverse split effected on September 20, 2005, there are a total of 4,882 shares of common stock registered under the Amended Plan.

      OPTION/SAR GRANTS

      No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs, have been made to any existing executive officer or any director. Accordingly, no stock options have been exercised by any of the officers or directors in the past two fiscal years.

      COMPENSATION OF DIRECTORS

      Our directors have not received any compensation for serving as members of the board of directors. The Board has not implemented a plan to award options, although the Amended Plan is in existence. There are currently no contractual arrangements with any member of the board of directors.

      ADDITIONAL INFORMATION

      Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and, in accordance therewith, files periodic reports and all other required information with the Securities and Exchange Commission ("SEC"). These periodic reports, and other information filed by the Company with the SEC, may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

      ALTERNATIVELY, THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO EACH PERSON TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST BY SUCH PERSON TO LAWRENCE SCHROEDER, CHIEF EXECUTIVE OFFICER AND PRESIDENT, LEFT RIGHT MARKETING TECHNOLOGY, INC., 585 WEST 500 SOUTH #180, BOUNTIFUL, UTAH 84010, TELEPHONE NUMBER (801) 244-4405, A COPY OF ANY OR ALL OF THE FOREGOING DOCUMENTS INCORPORATED HEREIN BY REFERENCE (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS).

      INCORPORATION OF INFORMATION BY REFERENCE

      The following documents, which are on file with the Securities and Exchange Commission (Exchange Act File No. 000-09047), are incorporated in this Information Statement by this reference in their entirety and are made a part hereof:

      1.    Current Report on Form 8-K filed on March 24, 2005.

      2.    Current Report on Form 8-K filed on April 11, 2005.

      3. Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004, filed on May 6, 2005.

      4. Quarterly Report on Form 10-QSB, for the fiscal quarter ended March 31, 2005, filed on May 13, 2005.

      5. Quarterly Report on Form 10-QSB, for the fiscal quarter ended June 30, 2005, filed on August 1, 2005.

      6.    Definitive  Proxy  Statement  on  Schedule 14C filed on August  29,
      	    2005.

      7.    Current Report on Form 8-K filed on September 14, 2005.

      8. Quarterly Report on Form 10-QSB, for the fiscal quarter ended September 30, 2005, filed on November 3, 2005.

      This Information Statement is being provided to the Company's stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Rule 14c-2b of the Securities Exchange Act of 1934, as amended, requires issuers to send or give an information statement to its stockholders at least twenty (20) calendar days prior to the earliest date on which corporate action may be taken by majority stockholder consent.




      CONCLUSION

      As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the three proposals set forth herein. As the requisite majority stockholder vote for the three proposals, as described in this Information Statement, has been obtained from a majority of the Company's stockholders via written consent, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company's stockholders with information required by the rules and regulations of the Securities and Exchange Act of 1934, as amended.

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Information Statement on Schedule 14C to be executed on its behalf by the undersigned.


Dated: November 4, 2005            LEFT RIGHT MARKETING TECHNOLOGY, INC.



                                   By:   /s/ Lawrence S. Schroeder
				   -------------------------------
                                             Lawrence S. Schroeder
                                             President and Chief
					     Executive Officer